Exhibit 99.8

B M CHATRATH & CO LLP (FORMERLY B M CHATRATH & CO.) CHARTERED ACCOUNTANTS LLPIN : AAJ-0682

REGD OFFICE: CENTRE POINT , 4th FLOOR, suite no. 440

21, HEMANTA BASU SARANI, KOLKATA - 700 001

TEL : 2248-4575/4667/6810/6798, 2210-1385, 2248-9934

E-mail: bmccal@bmchatrath.in

Website:www.bmchatrath.com

INDEPENDENT AUDITOR’S REPORT

To the Members of

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying Financial Statements of UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED (“the Company”), which comprise the Balance Sheet as at March 31, 2021, the Statement of Profit and Loss and Statement of Cash Flows for the year then ended, and notes to the Financial Statements, including a summary of significant accounting policies and other explanatory information.

In our opinion and to the best of our information and according to the explanations given to us in the Basis for Opinion Paragraph the aforesaid Financial Statements give the information required by the Companies Act, 2013 (‘Act’) in the manner so required and give a true and fair view in conformity with the Accounting Principles generally accepted in India, of the state of affairs ofthe Company as at March 31, 2021, its Profitand Cash Flows for the year ended on that date.

Basis for Opinion

We conducted our audit in accordance with the Standards on Auditing (SAs) specified under section 143(10) of the Companies Act, 2013. Our responsibilities under those Standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Code of Ethics issued by the Institute of Chartered Accountants of India (ICAI) together with the ethical requirements that are relevant to our audit of the Financial Statements under the provisions ofthe Act and the Rules thereunder, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the Code of Ethics.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our Opinion.

NOIDA :- D-26, 2nd Floor, Sector - 3, Noida - 201301 (Uttar Pradesh), Ph. No. - 0120-4593360, 0120-4593361

DELHI ;- Flat No. - 10, 45 Friends Colony East, New Delhi 110065

MUMBAI:-104, Building No. B69, Nitin Shanti Nagar CHSL, Shanti Nagar, Sector -1, Mira Road East, Dist. - Thane, Mumbai - 401107 HYDERABAD :- Mangalgiri Vinaygar Apartments, Flat No. -202, 8-2-616/3/E/2, Road No. - 10, Banjara Hills, Pin : 500034 JAIPUR B-269, Janta Colony, Jaipur-302004, Ph. : 0141-2601727

Due to Covid-19 Pandemic and the consequential nation-wise Lockdown and restrictions on travel we have conducted Audit on a remote access basis based on the information sent to us by the Company. This includes various Financial Accounts/Records.

Our Report has been made based on the Digital Review of the records maintained in the System and other related information received through email from time to time from the Management on our specific queries. The Audit has been conducted as per the Guidelines of the Institute of Chartered Accountants of India (ICAI).

Responsibilities of Management and Those Charged with Governance for the Financial Statements

The Company’s Board of Directors is responsible for the matters stated in section 134(5) of the Companies Act, 2013 (“the Act”) with respect to the preparation and presentation of these Financial Statements that give a true and fair view of the financial position, financial performance and cash flows of the Company in accordance with the accounting principles generally accepted in India, including the Accounting Standards specified under section 133 of the Act, read with Rule 7 of the Companies (Accounts) Rules, 2014 (As Amended). This responsibility also includes maintenance of adequate accounting records in accordance with the provisions of the Act for safeguarding the assets of the Company and for preventing and detecting frauds and other irregularities; selection and application of appropriate accounting policies; making judgments and estimates that are reasonable and prudent; and design, implementation and maintenance of adequate internal financial controls, that were operating effectively for ensuring the accuracy and completeness of the accounting records, relevant to the preparation and presentation of the Financial Statement that give a true and fair view and are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so. Those Board of Directors are also responsible for overseeing the Company’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an Auditor’s Report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with SAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these Financial Statements.

Report on Other Legal and Regulatory Requirements

1. As required by the Companies (Auditor’s Report) Order, 2016 (“the Order”), issued by the Central Government of India in terms of sub-section (11) of section 143 of the Companies Act, 2013, we give in the “Annexure - A”. Statement on the matters specified in paragraphs 3 and 4 of the Order, to the extent applicable.

2.	As required by Section 143(3) of the Act, we report that:

a)	We have sought and obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.

b)	In our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books.

c)	The Balance Sheet, the Statement of Profit and Loss, and the Cash Flow Statement dealt with by this Report are in agreement with the books of account.

d)	In our opinion, the aforesaid Financial Statements comply with the Accounting Standards (AS) specified under Section 133 of the Act, read with Rule 7 of the Companies (Accounts) Rules, 2014.

e)	On the basis of the written representations received from the directors as on 31st March, 2021 taken on record by the Board of Directors, none of the directors is disqualified as on 31st March, 2021 from being appointed as a director in terms of Section 164 (2) of the Act.

f)	We have also audited the Internal Financial Controls over Financial Reporting (IFCoFR) of the Company as on 31’ (March, 2021 in conjunction with our audit of the Financial Statements of the Company for the year ended on that date and our Report as per “Annexure -B” expressed an unmodified opinion.

g)	With respect to the other matters to be included in the Auditor’s Report in accordance with Rule 11 of the Companies (Audit and Auditors) Rules, 2016, in our opinion and to the best of our information and according to the explanations given to us:

i.	There was no Pending Litigation as on 31st March, 2021 that would impact the Financial Statements of the Company for the year ended 31st March, 2021.

ii.	The Company did not have any long-term contracts including derivative contracts for which there were any material foreseeable losses.

iii.	There were no amounts which were required to be transferred to the Investor Education and Protection Fund by the Company.

For B M CHATRATH & CO LLP
CHARTERED ACCOUNTANTS
Firm Registration No. 301011E/E300025

/s/ S.K. BASU
(S.K. BASU)
Partner
Place: KOLKATA	Membership No. 054484
Date: 28.06.2021	UDIN: 21054484AAAAJH7305

ANNEXURE - “A” TO THE INDEPENDENT AUDITOR’S REPORT

(Referred to in paragraph 1 of Independent Auditor’s Report of even date to the members of UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED on the Financial Statements as of and for the year ended March 31,2021)

i)	a) The Company is maintaining proper records showing full particulars, including quantitative details and situation, of fixed assets.

b) The fixed assets are physically verified by the Management according to a phased programme designed to cover all the items over a period of three years which, in our opinion, is reasonable having regard to the size of the Company and the nature of its assets. Pursuant to the programme, the fixed assets have been physically verified by the Management during the year and no material discrepancies have been noticed on such verification.

c) No immovable properties are held by the Company as at 31st March, 2021 accordingly Paragraph 1(c) of the order is not applicable.

ii)	The Company’s nature of operations does not require it to hold inventories. Accordingly the Paraprath 3(ii) of the Order is not applicable.

iii)	The Company has not granted any loans, secured or unsecured, to companies, firms, Limited Liability Partnerships or other parties covered in the register maintained under Section 189 of the Act. Therefore, the provisions of Clause 3(iii), (iii)(a), (iii)(b) and (iii)(c) of the said Order are not applicable to the Company.

iv)	The Company has not made any loan, or Investment or furnished any Guarantee or Securities within the meaning of Section 185 & 186 of the Companies Act, 2013. Accordingly the provisions of clause (iv) of Paragraph 3 of the said Order is not applicable to the Company.

v)	The Company has not accepted any deposits from the public, within the meaning of Section 73, 74, 75 & 76 of the Act & the Rules framed there under to the extent notified. Accordingly the provisions of clause (v) of Paragraph 3 of the Order is not applicable to the Company.

vi)	The Central Government has not prescribed the maintenance of cost records under Section 184 (1) of the Act, for any of the services rendered by the Company.

vii)	a) According to the information and explanations given to us and the records of the Company examined by us the Company generally regular in depositing undisputed statutory dues including Provident Fund, Income Tax, Sales Tax, Wealth Tax, Service Tax, Duty of Customs, Value Added Tax, Cess, GST and other Material Statutory dues with the appropriate Authorities.

b) According to the information and explanations given to us, no undisputed amount payable in respect of Income Tax, Wealth Tax, Value Added Tax, Service Tax, Custom Duty, Excise Duty and GST were outstanding for a period more than six (6) months from the date they become payable.

viii)	According to the records of the Company, examined by us and the information and explanations given to us, the Company has not defaulted in repayment of loans or borrowings to any Financial Institute or Bank or Government or dues to Debenture Holders as of the Balance Sheet date.

ix)	The Company did not raise any money by way of Initial Public Offer or Further Public Offer and Term Loans. Hence the provision of the clause (ix) of Paragraph 3 of the said Order are not applicable to the Company.

x)	During the course of our examination of the Books and Records of the Company carried out in accordance with the Generally Accepted Accounting Practices in India and according to the information and explanations given to us, we have neither come across any instance of Material Fraud by the Company or on the Company by its Officers or Employers obtain or Employees, noticed or reported during the year nor we have been informed of any such case by the Management.

xi)	Since, the Private Limited Companies are outside the purview of the Schedule V of Section 197 (1) of the Companies Act,2013, hence the Clause (xi) of the Paragraph 3 of the said Order is not applicable to the Company.

xii)	As the Company is not a Nidhi Company and Nidhi Rules 2014 are not applicable to it, the provisions of clause 3(xii) of Paragraph 3 of the Order are not applicable to the Company.

xiii)	The Company has entered into transactions with related parties in compliance with the provisions of Section 177 & 188 of the Act. The details of such Related Party Transactions have been disclosed in the Financial Statements as required under Accounting Standards (AS-18 Related Party Disclosures) specified under Section 133 of the Act, read with Rule 7 of the Companies (Accounts) Rules, 2014.

xiv)	The Company has not made any preferential allotment or private placement of shares or fully or partly convertible debentures during the year under review. Accordingly, the provisions of Clause 3(xiv) of the Order are not applicable to the Company.

xv)	The Company has not entered into any non-cash transactions with its directors or persons connected with him. Accordingly, the provisions of Clause 3(xv) of the Order are not applicable to the Company.

xvi)	The Company is not required to be registered under Section 45-IA of the Reserve Bank of India Act, 1934. Accordingly, the provisions of Clause 3(xvi) of the Order are not applicable to the Company.

For B M CHATRATH& CO LLP
CHARTERED ACCOUNTANTS
Firm Registration No. 301011E/E300025

/s/ S.K. BASU
(S.K. BASU)
Partner
Place: KOLKATA	Membership No. 054484
Date: 28.06.2021	UDIN: 21054484AAAAJH7305

ANNEDURE - “B” TO THE INDEPENDENT AUDITOR’S REPORT

(Referred to in paragraph 2(f) of the Independent Auditors’ Report of even date to the members of UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED on the financial statements as on and for the year ended March 31,2021)

Report on the Internal Financial Controls Over Financial Reporting under Clause (i) of Sub-section 3 of Section 143 of the Companies Act, 2013 (“the Act”).

We have audited the Internal Financial Controls with reference to Financial Statements of UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED(“the Company”) as of March 31, 2021 in conjunction with our audit of the financial statements of the Company for the year ended on that date.

Management’s Responsibility for Internal Financial Controls

The Company’s management is responsible for establishing and maintaining Internal Financial Controls based on the Internal Control over Financial reporting criteria established by the Company considering the essential components of internal control stated in the Guidance Note on Audit of Internal Financial Controls over Financial Reporting issued by the Institute of Chartered Accountants of India (ICAI). These responsibilities include the design, implementation and maintenance of adequate internal financial controls that were operating effectively for ensuring the orderly and efficient conduct of its business, including adherence to company’s policies, the safeguarding of its assets, the prevention and detection of frauds and errors, the accuracy and completeness of the accounting records, and the timely preparation of reliable financial information, as required under the Act.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Company’s Internal Financial Controls with reference to Financial Statements based on our audit. We conducted our audit in accordance with the Guidance Note on Audit of Internal Financial Controls Over Financial Reporting (the “Guidance Note”) and the Standards on Auditing deemed to be prescribed under section 143(10) of the Act to the extent applicable to an audit of Internal Financial Controls, both applicable to an audit of Internal Financial Controls and both issued by the ICAI. Those Standards and the Guidance Note require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether adequate Internal Financial Controls with reference to Financial Statements was established and maintained and if such controls operated effectively in all material respects.

Our audit involves performing procedures to obtain audit evidence about the adequacy of the Internal Financial Controls System with reference to Financial Statements and their operating effectiveness. Our audit of Internal Financial Controls with reference to Financial Statements included obtaining an understanding of Internal Financial Controls with reference to Financial Statements, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the Financial Statements, whether due to fraud or error.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion on the Company’s internal financial controls system with reference to financial statements.

Meaning of Internal Financial Controls with reference to Financial Statements

A company’s Internal Financial Controls with reference to Financial Statements is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of Financial Statements for external purposes in accordance with Generally Accepted Accounting Principles. A company’s Internal Financial Controls with reference to Financial Statements includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of Financial Statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorisation of Management and Directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorised acquisition, use, or disposition of the company’s assets that could have a material effect on the Financial Statements.

Inherent Limitations of Internal Financial Controls with reference to Financial Statements

Because of the inherent limitations of Internal Financial Controls with reference to Financial Statements, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of the Internal Financial Controls with reference to Financial Statements to future periods are subject to the risk that the Internal Financial Controls with reference to Financial Statements may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Opinion

In our opinion, the Company has, in all material respects, an adequate Internal Financial Controls System with reference to Financial Statements and such Internal Financial Controls with reference to Financial Statements were operating effectively as at March 31,2021, based on the Internal Control Over Financial Reporting criteria established by the Company considering the essential components of Internal Control stated in the Guidance Note on Audit of Internal Financial Controls Over Financial Reporting issued by the Institute of Chartered Accountants of India.

For B M CHATRATH& CO LLP
CHARTERED ACCOUNTANTS
Firm Registration No. 301011E/E300025

/s/ S.K. BASU
(S.K. BASU)
Partner
Place: KOLKATA	Membership No. 054484
Date: 28.06.2021	UDIN: 21054484AAAAJH7305

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

BALANCE SHEET AS AT 31 MARCH 2021

	Note No.	As at 31st March, 2021 Amount (Rs.’000)	As at 31st March, 2020 Amount (Rs.000)
I. EQUITY AND LIABILITIES
1. Shareholders’ Funds
(a) Share Capital	2	13,086	13,086
(b) Reserves and Surplus	3	77,218	67,294
		90,304	80,380
2. Non-Current Liabilities
(b) Long-Term Borrowings	4	421	752
(b) Long-Term Provisions	5	16,816	8,543
		17,237	9,295
3. Current Liabilities
(a) Trade Payables	6	291,741	234,096
(b) Other Current Liabilities	7	8,764	19,702
(c) Short-Term Provisions	8	21,810	26,229
		322,315	280,027
		429,856	369,702
II. ASSETS
1. Non-Current Assets
(a) Property, Plant & Equipment
(i) Tangible Assets		4,343	3,417
(ii) Intangible Assets	9	1	2
(iii) Capital Work in Progress		-	-
		4,344	3,419
(c) Deferred Tax Assets (net)	10	1,997	2,548
(d) Long-Term Loans and Advances	11	34,730	30,356
		36,727	32,904
2. Current Assets
(a) Trade Receivables	12	364,546	303,138
(b) Cash and Cash Equivalents	13	4,351	3,560
(c) Short-Term Loans and Advances	14	1,485	5,595
(d) Other Current Asset	15	18,403	21,086
		388,785	333,379
		429,856	369,702
Significant Accounting Policies	1

The accompanying notes are an integral part of the financial statements. In terms of our report attached

For B M CHATRATH & CO LLP	For UNIQUE LOGISTICS INTERNATIONAL (INDIA)
CHARTERED ACCOUNTANTS		PRIVATE LIMITED
Firm Registration No. 301011E/E300025

/s/ S.K. BASU	/s/ PATRICK MAN BUN LEE	/s/ PING HONG TAM
(S.K. BASU)	PATRICK MAN BUN LEE	PING HONG TAM
Partner	Director	Director
Membership No. 054484	DIN:06728542	DIN:06709767
UDIN: 21054484AAAAJH7305
Place: KOLKATA		Place: HONGKONG
Date: 28th June 2021		Date: 28th June 2021

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

STATEMENT OF PROFIT AND LOSS FOR THE YEAR ENDED 3IST MARCH 2021

	Note No.	For the year ended 31st March, 2021 Amount (Rs.’000)	For the year ended 31st March, 2020 Amount (Rs.’000)
I. REVENUE
(a) Revenue from Operations (Gross)	16	2,118,465	1,842,748
(b) Other Income	17	1,768	5,765
Total Revenue		2,120,233	1,848,513
II. EXPENSES
(a) Operating Expenses	18	1,910,059	1,622,980
(b) Employee Benefits Expense	19	154,278	158,294
(c) Finance Cost	20	392	529
(d) Depreciation and Amortisation Expense	21	1,720	1,856
(e) Other Expenses	22	39,247	46,003
Total Expenses		2,105,696	1,829,662
III. Profit Before Exceptional and Extraordinary Items and Tax		14,537	18,851
(III)
Exceptional Items		-	-
IV. Profit Before Extraordinary Items and Tax		14,537	18,851
Extraordinary Items		-	-
V. Profit Before Tax		14,537	18,851
VI. Tax Expense:
(a) Current Tax	23	4,061	5,406
(b) Deferred Tax Expense / (Income)	24	551	(80)
(c) Short / (Excess) Provision of earlier years
		4,612	5,326
VII. Profit After Taxation (5-6)		9,925	13,525
Basic and diluted Earning per Share (in Rs.)	25	7.58	10.34
Significant Accounting Policies	1

For B M CHATRATH & CO LLP	For UNIQUE LOGISTICS INTERNATIONAL (INDIA)
CHARTERED ACCOUNTANTS		PRIVATE LIMITED
Firm Registration No. 301011E/E300025

/s/ S.K. BASU	/s/ PATRICK MAN BUN LEE	/s/ PING HONG TAM
(S.K. BASU)	PATRICK MAN BUN LEE	PING HONG TAM
Partner	Director	Director
Membership No. 054484	DIN:06728542	DIN: 06709767
UDIN: 21054484AAAAJH7305
Place: KOLKATA		Place: HONGKONG
Date: 28th June 2021		Date: 28th June 2021

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

STATEMENT OF CASH FLOW FOR THE YEAR ENDED 31ST MARCH 2021

	For the year ended	For the year ended
Particulars	31st March, 2021	31st March, 2020
	Amount (Rs.’000)	Amount (Rs.’000)
I. CASH FLOW FROM OPERATING ACTIVITIES
Profit before exceptional items and tax as per statement of profit and loss	14,537	18,851
Adjustment for: Depreciation and amortisation expenses	1,720	1,856
Other Comprehensive Income / (Expenses)	-
(Profit) / Loss on Sale of Fixed Assets	-	(363)
Operating Profit before working capital changes	16,257	20,344
Adjustment for: (Increase) / Decrease in Trade Receivables	(61,408)	(20,639)
(Increase) / Decrease in Short-Term Loans and Advances	4,110	(4,163)
(Increase) / Decrease in Other Current Assets	2,684	1,414
Increase / (Decrease) in Trade Payables	57,645	(24,922)
Increase / (Decrease) in Other Current Liabilities	(10,938)	11,434
Increase / (Decrease) in Short-Term Provisions	(8,481)	(2,445)
Net cash flows generated from operating activities after exceptional items	(132)	(18,978)
II. CASH FLOW FROM INVESTING ACTIVITIES
(Increase) / Decrease in Property, Plant & Equipment	(2,645)	(627)
(Increase) / Decrease in Deferred Tax Assets	-
(Increase) / Decrease in Security Deposit	489	1,258
(Increase) / Decrease in TDS Receivable	(4,864)	15,705
Net cash used in investing activities	(7,020)	16,336
HI. CASH FLOW FROM FINANCING ACTIVITIES
Increased / (Decrease) in Long Term Borrowings	(331)	(724)
Increased / (Decrease) in Employee Benefit Obligations	2,866	465
Increased / (Decrease) in Other Provision	5,406	(7,294)
Net cash used in financing activities	7,942	(7,553)
NET INCREASE / (DECREASE) IN CASH AND BANK BALANCE (I+II+III)	790	(10,194)
Add: Cash and equivalent at the beginning	3,560	13,754
Cash and equivalent at the end of the year	4,351	3,560
Cash and cash equivalent as per above comprises of the following
Cash Balances	6	39
Bank Balances	4,345	3,521
Balance as per statement of cash flow	4,351	3,560
Significant Accounting Policies (Note -1)

The accompanying notes are an integral part of the financial statements.
In terms of our report attached

For B M CHATRATH & CO LLP	For UNIQUE LOGISTICS INTERNATIONAL (INDIA)
CHARTERED ACCOUNTANTS		PRIVATE LIMITED
Firm Registration No. 301011E/E300025

/s/ S.K. BASU	/s/ PATRICK MAN BUN LEE	/s/ PING HONG TAM
(S.K. BASU)	PATRICK MAN BUN LEE	PING HONG TAM
Partner	Director	Director
Membership No. 054484	DIN:06728542	DIN:06709767
UDIN: 21054484AAAAJH7305
Place: KOLKATA		Place: HONGKONG
Date: 28th June 2021		Date: 28th June 2021

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31ST MARCH, 2021

NOTE - 1: SIGNIFICANT OF ACCOUNTING POLICIES

A	Basis of Preparation

The Financial Statements of UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED have been prepared in conformity with Generally Accepted Accounting Principles, to comply in all material respects with the Accounting Standards notified by the Companies (Accounting Standards) Rules, 2015 (as amended) and the relevant provisions of the Companies Act, 2013. The Financial Statements have been prepared under the historical cost convention and on Accrual Basis. The accounting policies have been constantly applied by the Company and are consistent with those used in the previous years.

B	Fixed Assets

Fixed Assets have been stated at cost less depreciation. The cost includes all expenses incurred to bring the asset to its present location and condition.

C	Depreciation

Depreciation on own assets is provided on Written Down Value Method at the following rates prescribed under Schedule II of the Companies Act, 2013. Disclosure of useful file:

a) Motor Vehicle	8 Years
b) Computer	3 Years
c) Office Equiptment	5 Years
d) Furniture & Fixture	10 Years

The depreciation of assets privided during the year has been charged on pro-rata basis as per Rate Prescribed Act under Schedule II of the Companies Act, 2013.

D	Use of Estimates

The preparation of Financial Statements requires management to make estimates and assumptions that affect the reported amounts of Assets and Liabilities and disclosure of contingent liabilities at the date of Financial Statements and results of operations during the reporting year end. Although these estimates are based upon management’s best knowledge of current events and actions, actual results could differ from these estimates.

E	Revenue Recognition

Revenue from transactions is usually recognized at the completion of service on an accrual basis. This is consistent with the “Completed Service Contract Method” as mentioned in Para 7.1(ii) of Accounting Standard 9, issued by the Institute of Chartered Accountants of India.

F	Trade Receivable

Where ever necessary provision has been taken on Trade Receivables by the Company.

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31ST MARCH, 2021

NOTE -1: SIGNIFICANT OF ACCOUNTING POLICIES

G	Foreign Currency Transactions

Transactions in Foreign Currencies are initially recorded at their respective functional currency (i.e. Indian Rupee) spot rates at the date the transaction first qualifies for recognition.

Monetary assets and liabilities denominated in foreign currencies are translated at the functional currency spot rates if exchange at the reporting date. Exchange differences arising on settlement or translation of monetary items are recognized in the statement of profit and loss.

Non-monetary items are measured in terms of historical cost in a foreign currency are translated using the exchange rates at the date of the initial transactions.

Exchange differences arising on translation / settlement of foreign currency monetary items are recognized as income or expenses in the period in which they arise.

H	Cash Flow Statement

Cash flows are reported using the indirect method, whereby profit/ (loss) before extraordinary items and tax is adjusted for the effects of transactions of non-cash nature and any deferrals or accruals of past of future cash receipts or payments. The cash flows from operating, investing and financing activities of the Company are segregated in the Cash Flow Statement.

I	Employee Benefits (Defined Employee Benefit Plans unser AS 15)

(i) Short-term employee benefits

Employee benefits payable wholly within twelve months of availing employee services are classified as short-term employee benefits. These benefits include salaries and wages, bonus and ex-gratia. The undiscounted amount of short term employee benefits such as salaries and wages, bonus and ex-gratia to be paid in exchange of employee services are recognized in the period in which the employee renders the related service.

(ii) Post-employee benefits

Defined contribution plans:

A defined contribution plan is a post-employment benefit plan under which an entity pays specified contributions to a separate entity and has no obligation to pay any further amounts. The company makes specified monthly contribution towards Provident Fund and Employees State Insurance Corporation (ESIC). The contribution in recognized as an expense in the Statement of Profit and Loss during the period in which employee renders the related service. There are no other obligations other than the contribution payable to the Provident Fund and Employee State Insurance Scheme.

Defined benefit plan:

Gratuity liability, wherever applicable, is provided for on the basis of an actuarial valuation done as per projected unit credit method, carried out by an independent actuary at the end of the year. The Companys’ gratuity benefit scheme is a defined benefit plan.

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31ST MARCH, 2021

NOTE -1: SIGNIFICANT OF ACCOUNTING POLICIES

J	Tax Expenses

Tax Expenses Comprises Convert & Deferred Taxes. Convert Taxes are determined based on respective Taxable Income of each Taxable Entity & Tax Rules applicable for respective Tax Jurisdictions.

Deferred Tax is recognized on timing difference being the difference between Taxable Income & Accounting Income the originate in one period & are capable of reversal in one or more subsequent periods.

Deferred Tax Assets & Liabilities are measured based on Tax Rates that are expected to apply in the period when asset is realized or the liability is settled, based on Tax Rates & Tax Laws that have been enacted by the Balance Sheet date.

K	Provisions

Provisions are recognized when the Company has a present obligation (legal or constructive) as a result of a past event, it is probable that an outfow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. When the Company expects some or all of a provision to be reimbursed.

If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, when appropriate, the risks specific to the liability. When discounting is used, the increase in the provision due to the passenger of time is recognized as a finance cost.

L	Earnings per Share

Basic earnings per share are calculated by dividing net profit for the year attributable to ordinary equity shares by the number of Equity Shares.

M	Contingent Liabilities

A contingent liability is a possible obligation that arises from the past events whose existence will be confirmed by the occurrence of one or mone uncertain future events beyond the control of the Company or a present obligation that is not recognized because it is not probable that an outflow of resources will be requied to settle the obligation. A contingent liability also arises in extreme rare cases where there is a liability that cannot be recognized because it cannot be measured reliably. The Company does not recognized a contingent liability but discloses its existence in the Financial Statements.

For B M CHATRATH & CO LLP	For UNIQUE LOGISTICS INTERNATIONAL (INDIA)
CHARTERED ACCOUNTANTS		PRIVATE LIMITED
Firm Registration No. 301011E/E300025

/s/ S.K. BASU	/s/ PATRICK MAN BUN LEE	/s/ PING HONG TAM
(S.K. BASU)	PATRICK MAN BUN LEE	PING HONG TAM
Partner	Director	Director
Membership No. 054484	DIN:06728542	DIN: 06709767
UDIN: 21054484AAAAJH7305
Place: KOLKATA		Place: HONGKONG
Date: 28th June 2021		Date: 28th June 2021

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS AS AT 31ST MARCH, 2021

Note - 2: Share Capital

Particulars	As at 31st March, 2021		As at 31st March, 2020
	Number of shares	Amount (Rs.’000)	Number of shares	Amount (Rs.’000)
A. Authorised Capital
2000000 Equity Shares of Rs. 10/- each	2000000	20,000	2000000	20,000

B. Issued , Subscribed and Paid up Capital Opening Balance at the beginning of the year	1308631	13,086	1308631	13,086
Add: Addition during the year	-	-	-	-
Closing Balance (1308631 number of Equity Shares (2) Rs. 10/- each)	1308631	13,086	1308631	13,086
Total	1308631	13,086	1308631	13,086

2 (a) The Company has one class of Shares having par value of Rs. 10/- each. Each Equity Shareholder is eligible for 1 vote per share held. In the event of liquidation the equity shareholders are eligible to receive the remaining assets of the Company.

2 (b) Reconciliation of Shares Outstanding:

Particulars	As at 31st March, 2021		As at 31st March, 2020
	Number of shares	Amount (Rs.’000)	Number of shares	Amount (Rs.’000)
Equity Shares outstanding at the beginning of the Period
Equity Shares application received during the period	1308631	13,086	1308631	13,086
Equity Shares allotted during the period
Equity Shares outstanding at the end of the Period	1308631	13,086	1308631	13,086

2 (c) Equity Shares held by the Holding Company. The detail is given below:

Particulars	As at 31st March, 2021		As at 31st March, 2020
	Number of shares	Percentage (%)	Number of shares	Percentage (%)
Unique Logistics Holdings Limited	850261	65	850261	65

2 (d) Disclosure of Shareholders holding more than 5 percent share in the Company:

Particulars	As at 31st March, 2021		As at 31st March, 2020
	Number of shares	Percentage (%)	Number of shares	Percentage (%)
Unique Logistics Holdings Limited	850261	65	850261	65
Frangipani Trade Services, INC., USA	458370	35	458370	35

2 (e) No Shares have been reserved for issue under Option and Contracts/ Commitments for the sale of shares/ Disinvestment as at the Balance Sheet date.

2 (f) No Shares have been allotted by way of Bonus share or pursuant to contracts or has been bought back by the Company during the period of five years preceding the date at which the Balance Sheet is prepared.

2 (g) No convertible securities have been issued by the Company during the year.

2 (h) No calls are unpaid by any Director, an Officer of the Company during the year.

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS AS AT 31ST MARCH, 2021

Note - 3: Reserves and Surplus

Particulars	As at 31st March, 2021 Amount (Rs.’000)	As at 31st March, 2020 Amount (Rs.’000)
(a) Securities Premium Reserve
Balance Brought Forward	8,183	8,183
Add: During the year on issue of shares	-	-
Closing Balance	8,183	8,183

(b) Surplus in the Statement of Profit and Loss
Opening Balance as per Statement	59,110	45,585
Add: Adjustment of retained earning	-	-
Add: Profit / (Loss) during the year	9,925	13,525
Closing Balance	69,035	59,110
Total (a+b)	77,218	67,294

Note - 4: Long Term Borrowings

Particulars	As at 31st March, 2021 Amount (Rs.’000)	As at 31st March, 2020 Amount (Rs.’000)
Secured Loan
HDFC Bank Car Loan - Secured against Hypothecation of Car, repaybale in 3 years from date of purchase	421	752
Total	421	752

Note - 5: Long-Term Provisions

Particulars	As at 31st March, 2021 Amount (Rs.’000)	As at 31st March, 2020 Amount (Rs. ‘000)
Provision for Employee Benefits:
Gratuity	9,540	6,674
Other Provision:
Taxation	7,276	1,869
Total	16.816	8.543

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS AS AT 31ST MARCH, 2021

Note - 6: Trade Payables

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Dues to Micro, Medium and Small Enterprises Trade Payables ( Not being covered under Micro, Small & Medium Enterprises Development Act, 2006 ) :
- Related Parties	88,154	86,854	z
- Others	203,587	147,242
Total	291,741	234,096

In absence of any specific information available with the Company from suppliers regarding their status under the Micro Small and Medium Enterprise Development Act, 2006, no disclosure have been considered necessary in this regard as at 31st March, 2021.

Note - 7: Other Current Liabilities

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Statutory Liabilities
TDS Payable	3,743	4,175
P.F. Payable (Employer’s contribution)	577	588
P.F. Payable (Employees contribution)	687	692
ESI Payable	27	30
Professional Tax Payable	15	16
GST Payable	2,926	1,344

Outstanding Liability
Audit Fees (Statutory Audit)	210	191
Audit Fees (Transfer Pricing)	133	121
Audit Fees (Tax Audit)	46	42
Audit Fess (GST Audit)	69	194

OD Loan
HSBC Bank Account-Secured against Corporate Guarantee (by Holding Company)	-	12,006

Current Maturitv Of Car Loan
HDFC Bank Car Loan - Secured against Hypothecation of Car, repayable in 3 years from date of purchase	331	303
Total	8,764	19.702

Note - 8: Short-Term Provisions

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Provision for Income Tax:
Provision for Income Tax Current year	4,061	5,406
Provision for Employee Benefits:
Gratuity	2,102	2,954
Leave Encashment	-	2,022
Bonus & Ex-Gratia	4,560	4,701
LTA	733	694
Salaries	8,888	9,289
Medical Reimbursement	872	755
Other Provision:
Others	593	408
Total	21.810	26.229

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS AS AT 31ST MARCH, 2021

Note - 9: Property, Plan & Equipment

			Original Cost				Depreciation/Amortisation				Net Block
Description of assets	Useful Llife As Per Companies Act, 2013	Depreciation Rate As Per Companies Act, 2013	Balance As At 1st April, 2020	Additions During The Period	Sold/ Written-off During The Period	Balance As At 31st March, 2021	Balance As At 1st April,2020	For The Period	Depreciation for Assets Sold/ Written-off During The Period	Balance As At 31st March, 2021	Balance As At 31st March, 2021	Balance As At 31st March, 2020
TANGIBLE ASSETS
Motor Vehicle	8	31.23%	3,628	0.0	0.0	3,628	2,190	449	-	2,639	988	1,437
Computer	3	63.16%	8,186	1,019	0.3	9,205	7,229	825	-	8,054	1,150	957
Office Equipment	5	45.07%	1,558	506	92	1,972	1,328	162	86	1,404	568	230
Furniture & Fixture	10	25.89%	3,196	1,203	128	4,272	2,403	232	-	2,635	1,637	793
INTANGIBLE ASSETS
Software internet	3	63.16%	202	50	-	252	200	51	-	251	0.70	2
TOTAL			16,770	2,778	220	19,328	13,351	1,720	86	14,984	4,344	3,419

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS AS AT 31ST MARCH, 2021

Note -10: Deferred Tax Assets

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Deferred Tax Assets on
Bonus	1,147	1,183
Leave Encashment	-	509
Gratuity	529	743
Provision for Doubtful Debts	302	15
Depreciations	19	99
Net Deferred Tax Asset / (Liability)	1,997	2,548

Note - 11: Long-Term Loans and Advances

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Unsecured considered Good
Security Deposit	5,081	5,571
TDS Receivable	29,649	24,785
Total	34,730	30356

Note - 12: Trade receivables

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Unsecured Considered Good (Net of Adhoc Provision for Bad & Doubtful
Outstanding for the period exceeding six months	2,364	5,568
Others	362,182	297,570
Total	364.546	303,138

Note - 13: Cash and Cash Equivalents

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Cash in hand	6	39
Balances with Banks in Current Accounts	4,345	3,521
Total	4,351	3,560

Note - 14: Short-Term Loans and Advances

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
(Unsecured, Considered Good)
Prepaid Expenses	1,061	1,226
Staff Advance	424	770
Advance to Suppliers (Revenue Advance)	-	3,599
Total	1,485	5,595

Note - 15: Other Current Asset

	As at 31st March, 2021	As at 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
(Unsecured, Considered Good)
GST Recievable	3,009	1,646
TDS Receivable - Current	15,394	19,441
Total	18,403	21,087

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31ST MARCH, 2021

Note - 16: Revenue from Operations

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Services
Logistic Services provided to customer	2,118,465	1,842,748
Total	2,118,465	1,842,748

Note - 17: Other Income

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Interest Income
Interest on Income Tax Refund	1,113	2,482
Other Non-Oneratine Income
Other Income	655	549
Foreign Exchange Difference (Net)	-	2,370
Profit on Sale of Fixed Asset	-	364
Total	1,768	5,765

Note - 18: Operational Expenses

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Clearing and Forwarding	-	1,364
Direct Expenses	1,910,059	1,621,161
Service Charges	-	455
Total	1,910,059	1,622,980

Note -19: Employee Benefits Expense

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Salaries & Wages	135,359	141,918
Contribution to Gratuity, Bonus & Ex-Gratia	10,605	7,550
Contribution to Provident Fund & ESI	7,286	7,318
Staff Welfare Expenses	1,028	1,508
Total	154,278	158,294

Note - 20: Finance Cost

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Interest on HSBC Bank Over Draft	312	339
Interest A/C -Company Car loan	80	190
Total	392	529

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31ST MARCH, 2021

Note - 21: Depreciation & Amortisation Expense

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Depreciation for the year	1,720	1,856
Total	1,720	1,856

Note - 22: Other Expenses

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Advertising	7	38
Audit Fees - Statutory	204	195
Audit Fees - Transfer Pricing	159	135
Audit Fees - Tax Audit	43	43
Audit Fees - GST	227	150
Audit Fees - Other Matter	52	61
Bank Charges	886	771
Books and Periodicals	-	35
Provision for Bad and Doubtful debts	1,200	1,200
Brokerage and Commission	140	125
Asset Written off	128	93
Business Promotion	22	335
Car Hire Charges	10	15
Cleaning	991	864
Consultancy	1,598	4,617
Conveyance	825	1,138
Courier	634	916
Conference & Meeting	-	117
Subscriptions	661	796
Electricity	2,025	2,282
Entertainment	136	260
Employee Fuel Expenses Reimbursement	2,961	3,965
Foreign Exchange Difference (Net)	93	-
Insurance	182	137
Insurance Overseas	682	496
Interest & Late Filing Fees	-	23
Legal & professional Fees	978	920
Office Expenses	451	426
Printing & Stationary	1,819	2,107
Professional Tax (Company)	16	17
Rent	14,080	14,134
Repairs & Maintenance - Computer Maintenance	1,072	799
Repairs & Maintenance - Others	3,896	4,160
ROC Filing Fees	-	6
Service Tax Paid on Demand	-	712
Integrated GST Expenses	319	-
Taxes / Licenses	16	7
Telephone and Internet	1,568	1,762
Training	59	58
Travelling Expenses	332	1,745
Utilities	-	275
Misc.Expenses	13	29
Manpower Supply service	440	39
Interest & Penalty-GST	322	-
Total	39,247	46,003

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31ST MARCH, 2021

Note - 23: Current Tax

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Provision for Taxation	4,061	5,406
Total	4,061	5,406

Note - 24: Deferred Tax Expense / (Income)

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Deferred Tax Expense / (Income)	551	(80)
Total	551	(80)

Note - 25: Earning Per Share

	For the year ended 31st March, 2021	For the year ended 31st March, 2020
Particulars	Amount (Rs.’000)	Amount (Rs.’000)
Basic
(i) Weighted average number of Equity Shares of Rs. 10 each	1,308,631	1,308,631
outstanding during the period (ii) Net Profit/(Loss) for the year	9,925	13,525
(iii) Basic Earnings per Share [(ii) / (i)]	7.58	10.34

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31st MARCH, 2021

Note - 26: Inventories

The nature of the Companies Business does not involves inventory.

Note - 27: Investments

The Company does not have any investments as on the date of Balance Sheet.

Note - 28: Micro, Small & Medium Enterprise

As per the information and records available with the Company there is no micro, small & medium enterprises as defined in the Micro, Small & Medium Enterprises Development Act, 2006, to whom the Company owes any amount of principal together with interest. Therefore, no additional disclosure is made.

Note - 29: (a) Related Party Disclosure under Accounting Standard – 18

Name of Related Party	Address	Nature of Relationship	Business Description
Unique Logistics International (H.K.) Limited	Unit B & D, 4th Floor, Sunshine Kowloon Bay Cargo Centre, 59 Tai Yip Street, Kowloon Bay, Kowloon Hong Kong.	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
PT Unique Logistics International Indonesia	Jl. Ir. H. Juanda lii No. 25b Jakarta 10120 Country: Indonesia	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
TGF Unique Limited	Australis House Unit 2 Heron Way Feltham,Middlesex TW14 OAR. Country : U. K.	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International (SIN) Pte Ltd	1 Paya Lebar Link, #04-01 Paya Lebar Quarter 1 Country : Singapore	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International (NYC), LLC - Charlotte Branch	11020 DAVID TAYLOR DR STE 100, CHARLOTTE, US 28262	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique International Logistics (M) Sdn Bhd	46-7, Mentari Business Park ,Wisma Yapiem Jalan PJS 8/2, Dataran Mentari,Petaling Jaya Selangor D E 46150 Country: Malaysia	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International (ATL), LLC	510 Plaza Drive, Suite 2290, Atlanta, Ga 30349 United States of America	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
ULI (North & East China) Co. Ltd. - Tianjin	RM 1206, LONGTONG PLAZA, TIANJIN, 300 051, NO.4, GUIZHOU ROAD, HEPING DIST, Country : China	Indirect Shareholder Sec. 92A(2)(a/b)	Logistic Service
ULI (North & East China) Co. Ltd. - Bejing	RM 215B THREE GEORGE BUSINESS BUILDING All JIUXIANQIAD ROAD , CHAOYANG Country: China	Indirect Shareholder Sec. 92A(2)(a/b)	Logistic Service
ULI (North & East China) Co. Ltd. - Shangai	ROOM 1308, TOMSON COMMERCIAL BUILDING, NO 710 DONGFANG ROAD Country: China	Indirect Shareholder Sec. 92A(2)(a/b)	Logistic Service
ULI (North & East China) Co. Ltd. - Ningbo	RM302, HUI JIN MANSION, No 77 HEYI ROAD Counry: China	Indirect Shareholder Sec. 92A(2)(a/b)	Logistic Service

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31st MARCH, 2021

Unique Logistics International (BOS), INC	35 Village Road,Middleton, MA 01949 SUITE #701, Country : U.S.A.	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
ULI (South China) Limited	UNIT 4 B & D Sunshine Kowloon Bay Cargo center 59 tai yip street Kowloon Bay, Country : China	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logisctics (Korea) Co. Ltd.	10th FI, Jung An Bldg.,97-10, Seosomun- Dong,Jung-Gu,Seoul,100-814, Korea, Country : South Korea	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International (Vietnam) Co. Ltd.	181 Dien Bien Phu St Da Kao Ward, Dist.l, Hcmc Ho Chi Minh Socialist Republic of Vietnam, Country’: Vietnam	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Shenzhen Unique Logistics International Limited-Xiamen Branch	Room 1003, Metals and Minerals Building #226, Dongou Road, Xiamen, 361 012, Country : China	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International Phillipines Inc.	2/F,Alabang Citi Arcade Don Jesus Blvd.Cor West Service Rd.Cupang Muntinlupa City Philippines Country: Philippines	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Freight Solutions (Thailand) Co. Ltd.	729/108 RATCHADAPHISEK RD., BANGPONGPANG, YANNAWA, BANGOK 10120, BANGKOK Country: Thailand	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Shenzhen Unique Logistics International Limited	8d2-8d3,Blocl Cd,Tianxiang Building,Tian’an Cyber Park,Futian District Shenzhen- China, Country: China	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International (South China) Ltd - Guangzhou Branch	ROOM 2309-2310 YIAN PLAZA, 33 JIANSHE,LIU MA ROAD, YUE XIU DISTRICT,GUANGZHOU,510060	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
ULI International Company Limited	11/F No, 107, Jen Ai Road Sec. 4 Taipai 106 Taiwan, R.D.C Country: China	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International (NYC) LLC.	154-09 146th Avenue ,Unit 3B, Jamaica NY 11434 Country: U.S.A.	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International (NYC) LLC- Chicago	1 Pierce Place, Suite 280C, Itasca, IL 60143 Chicago Country: U.S.A.	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service
Unique Logistics International (LAX) Inc.	16330, Marquardt Avenue Cerritos Ca 90703 United States of America, Country : U.S.A.	Indirect Shareholder Sec. 92A (2)(a/b)	Logistic Service

(b) Key Management Perosons -18

Name of Key Management Persons	Address	Nature of Relationship	Business Description
SUDHERSHAN SHARMA	C-3/37 II Floor Janakpuri New Delhi-110058	Director	Salary

Note: Sections mentioned above refer to sections of the Income-Tax Act, 1961

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31st MARCH, 2021

Details of Transactions with Related Parties during the year

Name of Related Party	Amount Paid (Rs.’000)	Amount Received (Rs.’000)
SHENZHEN UNIQUE LOGISTICS INTL LTD.	-	1,911
TGF UNIQUE LIMITED	1,044	3,447
ULI INTERNATIONAL COMPANY LIMITED	1,234	33
ULI (NORTH & EAST CHINA) CO LTD	1,526	225
UNIQUE FREIGHT SOLUTIONS (THAILAND) CO., LTD.	1,956	10
UNIQUE LOGISTICS INTERNATIONAL (SIN) PTE. LTD.	271	83
UNIQUE INTL LOGISTICS (M) SDN. BHD. - KUL	310	43
UNIQUE LOGISTICS INTL (NYC), LLC - ATLANTA BRANCH	3,048	-
UNIQUE LOGISTICS INTL (NYC), LLC - BOS BRANCH	3	10,371
UNIQUE LOGISTICS INTL (NYC), LLC - CHARLOTTE BRANCH	42	4,769
UNIQUE LOGISTICS INTL (SOUTH CHINA) LTD-GUANGZHOU BRANCH	516	-
UNIQUE LOGISTICS INTL (H.K.) LTD	13,888	23,492
PT. UNIQUE LOGISTICS INTERNATIONAL INDONESIA	2,014	-
UNIQUE LOGISTICS INTL (LAX) INC	1,183	33
UNIQUE LOGISTICS INTERNATIONAL (NYC), LLC - LOS ANGLES	297	98
UNIQUE LOGISTICS INTL (NYC), LLC	38,904	147,614
UNIQUE LOGISTICS INTL (NYC), LLC - CHICAGO BRANCH	1,668	1,332
UNIQUE LOGISTICS (KOREA) CO., LTD.	1,224	24,318
UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.	456	17,934
ULI (NORTH & EAST CHINA) CO LTD	10	56,745
UNIQUE LOGISTICS INTL (SOUTH CHINA) LTD-XIAMEN BRANCH	37	3
Total	69,632	292,461

Name of Key Management Persons	Amount Paid (Rs.’000)
SUDHERSHAN SHARMA	3,875
Total	3,875

Note - 30: Transactions in Foreign Currency (in,Rs.’000)

Nature	FY2020-21	FY2019-20
Sale - Freight	437,124	315,544
Payment - Freight	184,662	212,180

Note - 31: Gratuity

(i) The Company offers its employees, defined benefit plans in the form of Gratuity. A Gratuity scheme cover all employees as statutorily required under payment of Gratuity Act, 1972. The actuarial valuation is done based on Projected Unit Credit Method. Under this Rationale, each Individual’s up to valuation date Gratuity at valuation date, based on service up to valuation date and projected salary has been worked out year by year from current age to Superannuation age.

(ii) Actuarial Valuation Details of Gratuity as on 31.03.2021:

Table showing changes in Present Value of Obligations

Particulars	Amount (Rs.’000)
Present Value of Obligation as at 31st March 2020	9,628
(+) Interest Cost	668
(-) Past Service Cost	-
(+) Current Service Cost	1,689
(-) Benefits Paid	(88)
(+) Actuarial Gain/Loss on Obligation	(255)
Present Value of Obligation as on 31st March 2021	11,642

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31st MARCH, 2021

Gratuity Plan

Particulars	As of March 31, Amt(Rs.’000)
	2021	2020	2019	2018	2017
Obligations at year end	11,642	9,628	7,464	6,262	4,811
Plan Assets at year end, at fair value
Funded Status
Gain /(Loss)	(255)	798	138	(29)	463
Experience Adjustments on plan liabilities
Experience Adjustments on plan assets

Table showing Expense recognised in Statement of Profit & Loss

Particulars	Amount (Rs.)
Current service Cost	1,689
(-) Past Service Cost	-
(+) Interest Cost	668
(+) Actuarial Gain/Loss recognised in the year	(255)
Expense recognised in Statement of Profit & Loss	2,102

Table showing Actuarial Assumptions as at 31st March, 2021

Mortality Table	IALM 2006-2008 ULTIMATE
Superannuation Age	60
Early Retirement & Disablement	10 PER THOUSAND P.A 6 above age 45 3 between 29 and 45 1 below age 29
Discount Rate	6.97%
Inflation Rate	4.00%
Return on Asset	N/A
Remaining Working Life	18 YEARS
FORMULA USED	PROJECTED UNIT CREDIT METHOD

(iii) Company’s Leave Policy suggests that no leave days are carried forward to the next Fiscal Year. Therefore, this qualifies as a “Short Term Employee Benefit”. As per Para 8 and 9 of the AS 15 (Revised, 2005) “no actuarial assumptions are required to measure the obligation or the cost and there is no possibility of any actuarial gain or loss. Moreover, short-term employee benefit obligations are measured on an undiscounted basis.

(iv) The Company has Contributed Rs 7,015,385 towards employers provident fund during the Financial year ended 31st March 2021 (Rs. 6,965,527 during the financial year ended 31st March 2020).

Note - 32: Disclosure in respect of specified Bank Notes held and Transacted

The disclosure requirements relating to holdings as well as dealings in Specified Bank Notes are applicable for the period from 8th November 2016 to 30th November 2016 which are not relevant to these Financial Statements. Hence, reporting under this clause is not applicable.

Note - 33: Segment Reporting

Geographical Segment	Turnover (Rs.’000)
A. Logistic Services	2,118,465
B. Logistics Services ( Segment Revenue)
Within India(Rs)	1,681,341
Outside India(Rs)	437,124

Note - 34: Deferred Tax Asset (Net)

The Deferred Tax Assets are shown in the Accounts as at 31st March 2021, Net off Deferred Tax Liability as on that date

Amount (Rs.’000)
Deferred Tax Assets:
Opening Balance (01.04.2020)	2,549
Less: (Reversal) of Deferred Tax Assets during 2020-2021	(2,549)
Less: Deferred Tax (Asset) during 2020-2021	1,997
Deferred Tax Assets (Net)	1,997

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED 31st MARCH, 2021

Note - 35: Auditor Remuneration:

Nature	FY2020-21 (Rs.’000)	FY2019-20 (Rs.’000)
As Auditor:
- Statutory	204	195
- Transfer Pricing	159	135
- Tax Audit	43	43
-GST	227	150
- Other Matter	52	61
Total	685	583

Note - 36:

The Company has assessed the impact of COVID-19 on its financial statements based on the internal and external information up to the date of approval of these financial statements. The Company will continue to monitor the future economic conditions and update its assessment.

Note - 37:

Previous year’s figures have been rearranged/ regrouped wherever deemed necessary to make them comparable with the current year.

For B M CHATRATH & CO LLP	For UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

CHARTERED ACCOUNTANTS
Firm Registration No. 301011E/E300025

/s/ S.K. BASU	/s/ PATRICK MAN BUN LEE	/s/ PING HONG TAM
(S.K. BASU)	PATRICK MAN BUN LEE	PING HONG TAM
Partner	Director	Director
Membership No. 054484	DIN:06728542	DIN: 06709767
UDIN: 21054484AAAAJH7305
Place: KOLKATA		Place: HONGKONG
Date: 28th June 2021		Date: 28th June 2021

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

Computation of Depreciation admissible u/s 32(l)(ii) of the Income Tax Act, 1961 (Written Down Value Method)

			Additions during the period					Depreciation
Description of assets	Depreciation Rate as per Income Tax Act, 1961	W.D.V. As On 01.04.2020 (Rs.’000)	More than 180 days (Rs.’000)	Less than 180 days (Rs.’000)	Total Addition (Rs.’000)	Sale During the year (Rs.’000)	Cost As On 31.03.2021 (Rs.’000)	Used More Than 180 Days (Rs.’000)	Used Less Than 180 Days (Rs.’000)	Total Depreciation (Rs.’000)	Net Assets As On 31.03.202 1 (Rs.’000)
FURNITURE & FITTINGS
Furniture & Fixture	10.00%	2,044	63	1,140	1,203		3,248	211	57	268	2,980
PLANT & MACHINERY
Motor Vehicle	15.00%	2,344	0				2,344	352		352	1,992
Office Equipment	15.00%	860	21	485	506	5	1,361	131	36	168	1,193
Computer	40.00%	1,432	346	723	1,069	-	2,500	711	145	856	1,645
TOTAL		6,680	430	2,348	2,778	5	9,453	1,405	238	1,643	7,811

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

Computation of Deferred Tax Assets / (Liability)

	Amount (Rs.’000)
Particulars	Details	Timing Difference	Tax @ 25.16% (22%+10%+4%)
a) Disallowed u/s 43B of Income Tax Act 1961
Bonus	4,560	4,560	1,147
b) Disallowed u/s 40 A(7) of Income Tax Act 1961:
Gratuity (As per Acturial Valuation)	2,102	2,102	529
Provision for Doubtful Debts	1200	1,200	302
c) Difference Between Book Depreciation & Tax Depreciation		77	19
Depreciation As Per Companies Act, 2013	1,720
Depreciation As Per Income Tax, 1961	1,643
Total Deferred Tax Assets / (Liability) As On 31-03-2021			1,997
Total Deferred Tax Assets / (Liability) As On 01-04-2020			2,549
Deferred Tax Assets Increase / (Decrease)			(551)

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

Computation of taxable income for the Assessment Year 2021-2022

Income from Business		(Rs.in ‘000)

Net Profit as per Profit & Loss Account		14,537
Less: Income treated separately
Interest on Income Tax refund & Term Deposit		1,113
		13,424
Add: Depreciation as per Companies Act		1,720
		15,143
Less: Depreciation as per IT Rules		1,643
		13,500
Add: Provision for Gratuity [Disallowed u/s 40A(7)]		2,954
		16,454
Add: Provision for Bad Debts		1,200
		17,654
Add: Disallowance u/s 43B
Bonus	4,560
		4,560
		22,214
Add: Expenses Disallowed
Interest and penalty Tax	322
Interest on TDS
Interest on GST
Late Return Fees on GST		322
		22,537

Less:
Allowable u/s 43B
Gratutiy	2,954
Bonus	4,560
		7,514
		15,023
Income from Other Sources
Interest on Income Tax refund	1,113
		1,113

Gross Total Income		16,136

R/O		16,136

Tax Payable @ 22%		3,550
Add: Surchrge @ 10%		355
		3,905
Add: EC & SHEC @ 4%		156
Tax Provision		4,061

B M CHATRATH & CO LLP	REGD. OFFICE : CENTRE POINT, 4th FLOOR, Suite No. 440
(FORMERLY B M CHATRATH & CO.)	21, HEMANTA BASU SARANI, KOLKATA - 700 001
CHARTERED ACCOUNTANTS	TEL : 2248-4575/4667/6810Z6798, 2210-1385, 2248-9934
LLPIN : AAJ-0682	E-mail: bmccal@bmchatrath.in
website: www.bmchatrath.com

RECONCILIATION OF FINANCIAL STATEMENTS TO US GAAP

To: Unique Logistics International Inc.

Re: Unique Logistics International (INDIA) Pvt. Ltd. Reconciliation of Financial Statements toUnited States Generally Accepted Accounting Principles

We have audited the Financial Statements of Unique Logistics International (INDIA) Pvt. Ltd., as of March 31, 2021, which comprise the Balance Sheet as at March 31, 2021, the Statement of Profit and Loss, including the Statement of other comprehensive income, the Cash Flow Statement and notes to the financial statements, including a summary of significant accounting policies and other explanatory information.

The below mentioned reconciliation statement of thelndian GAAP financial statements to United States generally accepted accounting principles (U.S. GAAP) as at 31st March,2021, has been prepared following the same accounting policies and methods of computation as the reconciliation of the consolidated financial statements to U.S. GAAP for the year ended March 31, 2021. The disclosures provided below are incremental to those included with the financial statements and the reconciliation of those financial statements to U.S. GAAP.

The significant differences between Indian generally accepted accounting principles (IGAAP) as they apply to Unique Logistics are as follows:

1.	As per ASC 606,the core principle is that a vendor should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the vendor expects to be entitled in exchange for those goods or services. The revenue recognition is on the basis of allocation of the transaction price over the performance obligation and fulfillment of performance obligation.

As per Indian GAAP revenue recognition criteria depend on the category of revenue transaction. In general criteria includes no significant uncertainty exists regarding the amount of the consideration that will be derived from the sale of goods/rendering of services.

The reporting entity (Unique Logistics International (India) Pvt. Ltd.) broadly recognize revenue which is in principal similar to US GAAP revenue recognition criteria. The revenue is recognized on the basis of performance obligation as defined in the service contract.

2.	As per ASC 842 there is a requirement that lessee to record operating leases on the balance sheet. As a result, lease liability will be recorded at the present value of future lease obligations and Right of Use(ROU) asset, which represents lease right to use the underlying asset, are recorded at commencement date. Rental charges for operating leases shall be straight lined over the period of the agreement considering the escalation prices and the net activity in lease liability and ROU asset is essentially rent equalization reserve and same shall be created for USD 20,700 as on 31st March 2021.

NOIDA :- D-26, 2nd Floor, Sector - 3, Noida -201301 (Uttar Pradesh), Ph. No. - 0120-4593360, 0120-4593361

DELHI:-Flat No. - 10. 45 Friends Colony East, New Delhi 110065

MUMBAI :- 104, Building No B69, Nitin Shanti Nagar CHSL, Shanti Nagar, Sector -1, Mira Road East. Dist. - Thane, Mumbai - 401007

HYDERABAD :- Mangalgiri Vinaygar Apartments, Flat No. - 202, 8-2-616/3/E/2, Road No - 10, Banjara Hills. Pin : 500034

JAIPUR :- B-269, Janta Colony. Jaipur-302004. Ph : 0141-2601727

3.	ASC 830 states that, a reporting entity must use a “functional-currency approach” in which all transactions are first measured in the currency of the primary economic environment in which the reporting entity operates (i.e., the functional currency) and then translated into the reporting currency. Statement of Profit and Loss has been translated from Indian Rupees (INR) to United States Dollar (USD) using average rate of 1USD = INR 74.064. Balance Sheet has been translated from Indian Rupees (INR) to United States Dollar (USD) using closing rate of 1USD = INR 73.505. Impact of Increase (Decrease) in financial position due to creation of rent equalization reserve has been translated using average rate.

FoR B M CHATRATH & CO LLP
CHARTERED ACCOUNTANTS
Firm Registration No. 301011E/E300025

/s/ S K BASU
Partner
Membership No.: 054484 UDIN: 21054484AAAALA5701

Place: Kolkata

Date: 30.08.2021

The application of U.S. GAAP would have the following effect on the financial statements:

Particulars	Year Ended March 31,2021
	INR	USD
Revenue from Operations	2,118,464,995	28,603,216
Cost of Revenue	1,910,059,478	25,789,354
Operating Expenses:
Depreciation and amortization	1,719,569	23,217
Employee benefit expense	154,277,484	2,083,033
Other Expense	39,247,331	529,912
Total Operating expenses	195,244,384	2,636,162
Income from operations	13,161,133	177,700
Other (Income) Expenses:
Interest Expenses	392,742	5,303
Other Income	1,768,416	23,877
Total Other(Income) Expenses	1,375,674	18,574
Income (loss) before income taxes	14,536,807	196,274
Tax expense (benefit)	4,611,973	62,270
Net income (loss) for the period, as reported	9,924,834	134,004
Adjustments:
Rent equalisation reserve	1,533,144	20,700
Net income - U.S. GAAP	8,391,690	113,304
Foreign Currency Translation Reserve	-	37,964
Comprehensive income - U.S. GAAP	8,391,960	151,268

*Financial statements have been translated from Indian Rupees (INR) to United States Dollar (USD) using average rate of 1USD = INR 74.064 for Income Statement

As at March 31, 2021	As Reported		Increase (Decrease)		US GAAP
	INR	USD	INR	USD	INR	USD
Asset
Current Assets:
Cash and cash equivalents	4,351,463	59,200	-	-	4,351,463	59,200
Accounts receivable, net	364,546,061	4,959,493	-	-	364,546,061	4,959,493
Prepayments and other current assets	19,886,617	270,549	-	-	19,886,617	270,549
Total current assets	388,784,141	5,289,242	-	-	388,784,141	5,289,242
Property and equipment, net	4,343,733	57,839	-	-	4,343,733	57,839
Intangible assets, net	703	9		703		9
Other long term assets	34,729,420	472,479	16,475,058	222,444	51,204,478	694,923
Deferred Tax Asset	1,997,616	27,177	-	-	1,997,616	27,177
Total Assets	429,855,614	5,846,746	16,475,058	222,444	446,330,672	6,069,190
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	291,740,701	3,969,007	-	-	291,740,701	3,969,007
Accrued expenses and other liabilities	30,574,326	415,951	-	-	30,574,326	415,951
Total current liabilities	322,315,027	4,384,958	-	-	322,315,027	4,384,958
Other long-term liabilities	17,236,535	234,496	18,008,202	243,144	35,244,737	477,640
Total liabilities	339,551,562	4,619,454	18,008,202	243,144	357,559,764	4,862,598
Stockholders’ equity
Common Stock	13,086,310	173,591	-	-	13,086,310	173,591
Reserve and Surplus	77,217,742	1,053,701	(1,533,144)	(20,700)	75,684,598	1,033,001
Total liabilities and stockholders’ equity	429,855,614	5,846,746	1,64,75,058	222,444	446,330,672	6,069,190

*Financial statements have been translated from Indian Rupees (INR) to United States Dollar (USD) using closing rate of 1USD = INR 73.505 for Financial Positions. Increase (Decrease) in financial position is occurring due to creation of rent equalization reserve which has been translated at average rate.